UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 21, 2019

SOLAREDGE TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hamada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On August 20, 2019, SolarEdge Technologies, Inc. (the “Company”) entered into an Executive Employment Agreement with Mr. Uri Bechor, effective as of September 1, 2019 (the “Employment Agreement”) pursuant to which Mr. Bechor has joined the Company as Chief Operating Officer.

Mr. Bechor, age 49, has served as Senior Vice President, Operations EMEA & Americas, since October 2017, and as Vice President, Global Operations, Europe of Flextronics International Ltd. from January 2014 until October 2017.

Pursuant to the Employment Agreement, Mr. Bechor's annual base salary is approximately $430,000 and he will be eligible to receive an annual cash incentive compensation payment, which will be prorated based on the number of days actually worked in 2019. In addition, Mr. Bechor has received a sign-on payment of approximately $285,000 an initial grant of $850,000 of restricted stock units, which will vest quarterly over a four-year period. The Employment Agreement also provides for vacation, sick leave, payments to a pension and severance fund as well as an Israeli recreational fund and recuperation pay in accordance with Israeli law.

The foregoing summary of the Employment Agreement is not complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Mr. Bechor does not have any family relationship with any of the Company’s executive officers or directors. Mr. Bechor is not a party to any transaction with the Company that would be required to be disclosed pursuant to Item 404 of Regulation S-K.

9.01	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: August 21, 2019	By:	/s/ Rachel Prishkolnik
	Name: Title:	Rachel Prishkolnik General Counsel and Corporate Secretary